UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2013
CATCHMARK TIMBER TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53193	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway
Norcross, Georgia 30092-3365
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (770) 449-7800

Former name or former address, if changed since last report:
Wells Timberland REIT, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Overview

On September 18, 2013, CatchMark Timber Trust, Inc., f/k/a Wells Timberland REIT, Inc. (the “Company”), and its wholly-owned subsidiary, Catchmark Timber Operating Partnership, L.P., f/k/a Wells Timberland Operating Partnership, L.P. (the “Operating Partnership”), entered into a series of agreements and transactions with Wells Real Estate Funds, Inc., an affiliate of the Company's sponsor (“Wells REF”), and Wells Timberland Management Organization, LLC, the Company's advisor (“Wells TIMO,” and together with Wells REF and their respective affiliates, “Wells”), pursuant to which the Company began its transition to a self-managed company. Subject to the terms and conditions of the agreements described in this Current Report, the Company anticipates that it will complete its transition to self-management in November, 2013.

Each of the transactions described in this Current Report were approved by the Company's board of directors (the “Board”), based upon the recommendation of a special committee of the Board comprised of all of the Company's independent directors (the “Special Committee”).

Master Self-Management Transition Agreement

On September 18, 2013, the Company, the Operating Partnership, Wells REF and Wells TIMO entered into a Master Self-Management Transition Agreement (the “Master Agreement”). The Master Agreement sets forth the framework for the Company's separation from Wells and the Company's transition to self-management.

The Master Agreement provides that the Amended and Restated Advisory Agreement, effective as of July 1, 2013 (the “Advisory Agreement”), pursuant to which the day-to-day business and affairs of the Company are currently managed by Wells TIMO, will terminate on November 1, 2013 (the “Self-Management Transition Date”).

Pursuant to the Master Agreement, Wells has agreed to facilitate and support the Company's efforts to hire up to eight employees of Wells identified by the Company who, as of the date of the Master Agreement, perform substantial services for the Company pursuant to the Advisory Agreement (collectively, the “Targeted Personnel”). The Company will use its commercially reasonable efforts to hire the Targeted Personnel selected by the Company by the Self-Management Transition Date and will provide any Targeted Personnel employed by the Company with such compensation and benefits as the Company determines. Wells will retain all obligations and liabilities for the Targeted Personnel arising out of or relating to their employment by Wells prior to the date upon which the Company hires the Targeted Personnel (such date, the “Employment Date”), and the Company will assume all obligations and liabilities for the Targeted Personnel arising on or after the Employment Date.

Each of Wells REF and Wells TIMO, on behalf of itself and its respective affiliates, agreed to release the Targeted Personnel from any restrictive provision in any agreement benefiting Wells REF, Wells TIMO or any of their respective affiliates that would prohibit or adversely impact the Company's employment of the Targeted Personnel; provided, that such release will not accelerate the vesting of any employee compensation awards, affect any confidentiality obligations of the Targeted Personnel with respect to information unrelated to the Company or affect the applicability of such restrictive provisions with respect to actions of the Targeted Personnel on behalf of any person other than the Company.

Pursuant to the Master Agreement, the Company, the Operating Partnership, Wells REF and Wells TIMO acknowledge and agree that, upon the termination of the Advisory Agreement, the Special Partnership Units (as defined in the limited partnership agreement of the Operating Partnership) held by Wells TIMO will be automatically redeemed by the Operating Partnership, and that Wells TIMO will not be entitled to any consideration in connection with such redemption of the Special Partnership Units.

The Master Agreement also provides that, effective as of the termination of the Advisory Agreement on the Self-Management Transition Date, Wells TIMO and Catchmark LP Holder, LLC, a wholly-owned subsidiary of the Company

(“LP Holder”), will purchase all of Wells TIMO's common limited partnership units in the Operating Partnership for an aggregate purchase price of $1,312. Following the acquisition of the common limited partnership units, LP Holder will be the sole limited partner of the Operating Partnership.

As described below in this Item 1.01, the Company, the Operating Partnership and Wells entered into, or agreed to enter into on the Self-Management Transition Date, additional agreements pursuant to the Master Agreement.

The information set forth herein with respect to the Master Agreement does not purport to be complete and is qualified in its entirety by the full text of the Master Agreement, a copy of which was filed as Exhibit 10.2 to the Registration Statement on Form S-11 filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 23, 2013 (the “Registration Statement”) and which is incorporated herein by reference.

Preferred Stock Redemption Agreement

Pursuant to the Master Agreement, on September 18, 2013, the Company, Wells REF, Leo F. Wells, III, the President and Chairman of the Board of the Company, and Douglas P. Williams, Executive Vice President, Secretary, Treasurer and director of the Company, entered into a Preferred Stock Redemption Agreement, and on September 20, 2013, the Company, Wells REF and Messrs. Wells and Williams entered into an Amendment to the Preferred Stock Redemption Agreement (as amended, the “Stock Redemption Agreement”). Pursuant to the Stock Redemption Agreement, upon the closing of the Company's underwritten public offering of common stock pursuant to the Registration Statement (the “Redemption Date”), the Company will purchase the issued and outstanding shares of the Company's Series A Preferred Stock, $0.01 par value per share, and Series B Preferred Stock, $0.01 par value per share, held by Wells REF (collectively, the “Preferred Shares”) for a cash price that will be negotiated in good faith by the Company, Wells REF and Messrs. Wells and Williams (the “Redemption Price”).Notwithstanding the foregoing, the Stock Redemption Agreement will terminate if the Preferred Shares are not redeemed by the Company on or before December 31, 2014. As previously reported, effective as of May 9, 2011, Wells REF waived the requirement that dividends on the Preferred Shares accrue daily at an annual rate of 8.5% of the issue price and agreed that dividends on the Preferred Shares will instead accrue daily at an annual rate of 1.0% of the issue price (the “Dividend Waivers”). The Stock Redemption Agreement provides that the Dividend Waivers will continue to be in effect through the earlier of the Redemption Date or June 30, 2014, subject to extension by the Company until December 31, 2014 in certain circumstances described in the Stock Redemption Agreement, and thereafter until otherwise revoked by Wells REF.
Pursuant to the Stock Redemption Agreement, effective as of the Employment Date, Mr. Wells agreed to resign as President and Chairman of the Board of the Company and Mr. Williams agreed to resign as Executive Vice President, Secretary and Treasurer of the Company. In addition, if a Redemption Price has been agreed upon, each of Messrs. Wells and Williams has agreed to resign as a director of the Company, effective immediately prior to the time that the SEC declares the Registration Statement effective; provided, however, that the Board will not fill the vacancies on the Board created by the resignations of Messrs. Wells and Williams until the Redemption Date and will reelect Messrs. Wells and Williams as directors if the Redemption Date does not occur within ten days of such resignations.

The information set forth herein with respect to the Stock Redemption Agreement does not purport to be complete and is qualified in its entirety by the full text of the Stock Redemption Agreement and the Amendment to the Preferred Stock Redemption Agreement, copies of which were filed as Exhibits 10.4 and 10.5 to the Registration Statement and which are incorporated herein by reference.

Transition Services Agreement

The Master Agreement provides that, effective as of the termination of the Advisory Agreement on the Self-Management Transition Date, the Company, the Operating Partnership and Wells REF will enter into a Transition Services Agreement (the “TSA”) pursuant to which Wells REF and its affiliates will provide certain consulting, support and transitional services (as set forth in the TSA) to the Company at the direction of the Company in order to facilitate the Company's successful transition to self‑management.

In exchange for the services provided by Wells REF under the TSA, the Company or the Operating Partnership will pay Wells REF a monthly consulting fee of $22,875 (the “Consulting Fee”). In addition to the Consulting Fee, the Company or the Operating Partnership will pay directly or reimburse Wells REF for any third-party expenses paid or incurred by Wells REF and its affiliates on behalf of the Company or the Operating Partnership in connection with the services provided pursuant to the TSA; provided, however, that (1) Wells REF will obtain written approval from the Company or the Operating Partnership prior to incurring any third-party expenses for the account of, or reimbursable by, the Company or the Operating Partnership and (2) the Company will not be required to reimburse Wells REF for any administrative service expenses, including Wells REF's overhead, personnel costs and costs of goods used in the performance of services under the TSA.

The TSA will remain in effect until June 30, 2014 unless otherwise terminated in accordance with the terms of the TSA. The TSA may be terminated (1) immediately by the Company or Wells REF for Cause (as defined in the TSA) or (2) by the Company or Wells REF upon 60 days' written notice for any reason. Following the termination of the TSA, Wells REF will not be entitled to continue to receive the Consulting Fee; provided, however, that (1) Wells REF will be entitled to receive from the Company within 30 days after the termination date all unpaid reimbursements of expenses and all earned but unpaid Consulting Fees payable to Wells REF prior to the termination date, and (2) if the Company terminates the TSA without Cause prior to June 30, 2014, Wells REF will be entitled to receive the Consulting Fee through June 30, 2014.

The information set forth herein with respect to the TSA does not purport to be complete and is qualified in its entirety by the full text of the form of the TSA, a copy of which was filed as Exhibit 10.3 to the Registration Statement and which is incorporated herein by reference.

Sublease Agreement

The Master Agreement provides that, effective as of the termination of the Advisory Agreement on the Self-Management Transition Date, Wells REF and the Operating Partnership will enter into a Sublease (the “Sublease”) pursuant to which the Operating Partnership will sublet from Wells REF a portion of the office space located in Norcross, Georgia currently used and occupied by Wells REF. The term of the Sublease will commence on the Self-Management Transition Date and will terminate on March 31, 2014; provided that the Operating Partnership may terminate the Sublease upon ten business days' written notice to Wells REF. The Operating Partnership will pay Wells REF a monthly rent of $5,961 pursuant to the Sublease, provided that no rent will be payable by the Operating Partnership during the first two months of the term of the Sublease.

Indemnification Agreements

On September 18, 2013, the Company entered into Indemnification Agreements (the “Indemnification Agreements”), effective as of September 18, 2013, with each of the Company's current directors and executive officers and Jerry. Barag and John F. Rasor (collectively, the “Indemnitees”). Pursuant to the Indemnification Agreements, the Company will indemnify each Indemnitee to the maximum extent permitted by Maryland law against any judgments, damages, liabilities, losses or expenses incurred by such Indemnitee by reason of such Indemnitee's status as a present or former director, officer, employee or agent of the Company.

The information set forth herein with respect to the Indemnification Agreements does not purport to be complete and is qualified in its entirety by the full text of the form of Indemnification Agreement, a copy of which was filed as Exhibit 10.12 to the Registration Statement and which is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2013, the Board accepted the resignation of Leo F. Wells from his positions as President and Chairman of the Board of the Company and the resignation of Douglas P. Williams from his positions as Executive Vice President, Secretary and Treasurer of the Company, each to be effective as of the Employment Date. Pursuant to the Stock Redemption Agreement, if a Redemption Price has been agreed upon, each of Messrs. Wells and Williams has agreed to resign as a director of the Company, effective immediately prior to the time that the SEC declares the Registration Statement effective; provided, however, that the Company will not fill the vacancies created by the resignations of Messrs. Wells and Williams until the Redemption Date and will reelect Messrs. Wells and Williams as directors if the Redemption Date does not occur within ten days of such resignations.

On September 18, 2013, the Board appointed the following individuals to serve as officers of the Company, with each such person to serve in the capacity opposite his name, to be effective as of the Self-Management Transition Date:

Name	Age	Office
Jerry Barag	54	Chief Executive Officer and President
John F. Rasor	70	Chief Operating Officer and Secretary

On September 18, 2013, the Board elected Messrs. Barag and Rasor as directors to fill the vacancies on the Board created by the resignations of Messrs. Wells and Williams, effective as of the Redemption Date, provided that Messrs. Barag and Rasor will not be elected as directors in the event that the Redemption Date does not occur within ten days of the resignations of Messrs. Wells and Williams.

Biographical information with respect to Messrs. Barag and Rasor is set forth below:

Jerry Barag has served as a consultant to the Company since August 2013. Mr. Barag brings over 30 years of real estate, timberland and investment experience, including expertise in acquisitions, divestitures, asset management, property management and financing. Since September 2011, Mr. Barag has served as a Principal with Mr. Rasor of TimberStar Advisors, an Atlanta-based timberland investment consulting firm, where he specialized in acquiring and managing timberlands in the United States. From 2004 to September 2011, Mr. Barag served as Managing Director of TimberStar, a timberland investment joint venture among Messrs. Barag and Rasor, iStar Financial, Inc. and other institutional investors. While at TimberStar, he oversaw the acquisition of over $1.4 billion of timberlands in Arkansas, Louisiana, Maine and Texas. From 2003 to 2004, he served as Chief Investment Officer of TimberVest, LLC, or TimberVest, an investment manager specializing in timberland investment planning. Prior to joining TimberVest, Mr. Barag served as Chief Investment Officer and Chairman of the Investment Committees for Lend Lease, a subsidiary of Lend Lease Corp., a construction, development and real estate investment management advisory company traded on the Australian Securities Exchange. Mr. Barag received his Bachelor of Science from The University of Pennsylvania, Wharton School.

John F. Rasor has served as a consultant to the Company since August 2013. Mr. Rasor brings over 45 years of experience in the timberland and forest products industries, including expertise in manufacturing, fiber procurement and log merchandising, sales and distribution. Since September 2011, Mr. Rasor has served as a Principal with Mr. Barag of TimberStar Advisors. From 2004 to September 2011, he served as Managing Director of TimberStar. During his 40-year career with Georgia-Pacific Corporation, or Georgia Pacific, from 1996 to 2003, Mr. Rasor served as an Executive Vice President of Georgia-Pacific, where he was responsible for all of Georgia-Pacific's timberland and the procurement of all the wood and fiber needed to operate Georgia-Pacific's mills. He also played a key role in the separation of Georgia-Pacific's timberland assets into a separate operating entity in 1997 that subsequently merged with Plum Creek Timber Company, Inc. in 2001. Following the separation of Georgia Pacific's timberland assets, Mr. Rasor assumed responsibility for several of Georgia Pacific's building products business units and staff positions in addition to serving as a member of the Executive Management Committee of the company. Mr. Rasor attended Willamette University and the University of Oregon.

The compensation of Messrs. Barag and Rasor as executive officers of the Company has not yet been established. The compensation committee of the Board, based on recommendations of the compensation consultant retained by the compensation committee and discussions with the Company’s management, will determine the compensation levels for Messrs. Barag and Rasor and the Company’s other executive officers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2013, the Company filed the First Articles of Amendment to the Sixth Articles of Amendment and Restatement of the Company with the State Department of Assessments and Taxation of Maryland to effect a change of the name of the Company to “CatchMark Timber Trust, Inc.”

Effective September 18, 2013, the Company changed the name of the Operating Partnership to “CatchMark Timber Operating Partnership, L.P.”

Item 8.01 Other Events.

Termination of Distribution Reinvestment Plan and Share Redemption Plan

In connection with the execution of the Master Agreement and the other transactions described in this Current Report, on September 18, 2013, the Board terminated the Company's distribution reinvestment plan, effective as of September 18, 2013, and terminated the Company's share redemption plan, effective as of October 31, 2013.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1
First Articles of Amendment to the Sixth Articles of Amendment and Restatement, dated September 18, 2013 (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-11, filed with the SEC on September 23, 2013)

10.1
Master Self-Management Transition Agreement, dated as of September 18, 2013, by and among CatchMark Timber Trust, Inc., Catchmark Timber Operating Partnership, L.P., Wells Real Estate Funds, Inc. and Wells Timberland Management Organization (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-11, filed with the SEC on September 23, 2013)

10.2
Preferred Stock Redemption Agreement, dated as of September 18, 2013, by and among CatchMark Timber Trust, Inc., Wells Real Estate Funds, Inc., Leo F. Wells, III and Douglas P. Williams (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-11, filed with the SEC on September 23, 2013)

10.3
Amendment to the Preferred Stock Redemption Agreement, dated as of September 20, 2013, by and among CatchMark Timber Trust, Inc., Wells Real Estate Funds, Inc., Leo F. Wells, III and Douglas P. Williams (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-11, filed with the SEC on September 23, 2013)

10.4
Form of Transition Services Agreement by and among CatchMark Timber Trust, Inc., CatchMark Timber Operating Partnership, L.P. and Wells Real Estate Funds, Inc. (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-11, filed with the SEC on September 23, 2013)

10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-11, filed with the SEC on September 23, 2013)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.
By:	/s/ Brian M. Davis
Brian M. Davis
Senior Vice President and Chief Financial Officer
Date:	September 23, 2013

EXHIBIT INDEX

Exhibit No.	Description
3.1
First Articles of Amendment to the Sixth Articles of Amendment and Restatement, dated September 18, 2013 (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-11, filed with the SEC on September 23, 2013)

10.1
Master Self-Management Transition Agreement, dated as of September 18, 2013, by and among CatchMark Timber Trust, Inc., Catchmark Timber Operating Partnership, L.P., Wells Real Estate Funds, Inc. and Wells Timberland Management Organization (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-11, filed with the SEC on September 23, 2013)

10.2
Preferred Stock Redemption Agreement, dated as of September 18, 2013, by and among CatchMark Timber Trust, Inc., Wells Real Estate Funds, Inc., Leo F. Wells, III and Douglas P. Williams (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-11, filed with the SEC on September 23, 2013)

10.3
Amendment to the Preferred Stock Redemption Agreement, dated as of September 20, 2013, by and among CatchMark Timber Trust, Inc., Wells Real Estate Funds, Inc., Leo F. Wells, III and Douglas P. Williams (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-11, filed with the SEC on September 23, 2013)

10.4
Form of Transition Services Agreement by and among CatchMark Timber Trust, Inc., CatchMark Timber Operating Partnership, L.P. and Wells Real Estate Funds, Inc. (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-11, filed with the SEC on September 23, 2013)

10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-11, filed with the SEC on September 23, 2013)